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                                                                    EXHIBIT 23.7

                   Consent of Independent Public Accountants

     As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-KSB into the Company's previously filed Registration Statements (File No.'s 33-89436, 33-89438, 33-89440, 33-97648,
33-97650, 33-58334-FW, 33-91278, 33-97646, 33-05025, 333-47781 and 333-69363).

                              ARTHUR ANDERSEN LLP

Dallas, Texas
March 31, 1998